SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2006
ENTREMED, INC.
(Exact name of issuer as specified in charter)

Delaware (State or other jurisdiction of incorporation	0-20713 (Commission File Number)	58-1959440 (I.R.S. Employer Identification Number)
9640 Medical Center Drive
Rockville, Maryland

(Address of principal executive offices)
20850

(Zip code)
(240) 864-2600

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets
     Effective January 10, 2006, pursuant to an Agreement and Plan of Merger dated as of December 22, 2005 (the “Merger Agreement”), among EntreMed Inc. (the “Company”), Miikana Therapeutics Inc. (“Miikana”), Andrew Schwab as representative of Miikana’s stockholders and E.M.K. Sub, Inc. a wholly owned subsidiary of EntreMed (“Merger Sub”), Merger Sub merged with and into Miikana and became a wholly owned subsidiary of the Company (such transaction is referred to herein as the “Merger”).
     As a result of the Merger, an aggregate of approximately 9,964,000 shares of the Company’s common stock, par value $.01, was issued in exchange for all of Miikana’s outstanding Series A Preferred Stock, Series B Preferred Stock, and Common Stock. No outstanding Miikana options or warrants have been assumed by the Company, and each such Miikana option or warrant was either exercised or duly terminated.
     As a result of the Merger, Miikana has become a wholly owned subsidiary of the Company. The Company has advanced funds to Miikana for operating expenses, including Miikana’s obligations under its license agreement with Roche.
     A copy of the press release announcing completion of the Merger is filed herewith as Exhibit 99.1.
Section 3 Securities and Trading Markets
Item 3.02 Unregistered Sales of Equity Securities
     As previously reported, on January 10, 2006, the Company issued 9,964,000 shares of its common stock, par value $.01, to Miikana’s stockholders (the “Purchasers”) in exchange for all of Miikana’s outstanding Series A Preferred Stock, Series B Preferred Stock, and Common Stock.
     The Merger was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder, as a transaction not involving a public offering. The Company believes that each of the former Miikana stockholders qualifies as an “accredited investor” (as defined by Rule 501(a) under the Securities Act).
Section 9 Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
     Any required financial statements of Miikana will be filed by amendment no later than 71 calendar days after the date this report is required to be filed, pursuant to the instructions set forth in Item 9.01 of Form 8-K.

(b) Pro Forma Financial Information.
     Any required pro forma financial information of Miikana will be filed by amendment no later than 71 calendar days after the date this report is required to be filed, pursuant to the instructions set forth in Item 9.01 of Form 8-K.
(d) Exhibits
99.1 Press Release, dated January 11, 2006.

SIGNATURES
     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTREMED, INC.
By	/s/ Dane Saglio
Dane Saglio
Chief Financial Officer

Date: January 17, 2006